UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 25, 2021

CBRE ACQUISITION HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39798	85-3448396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2100 McKinney Avenue
Suite 1250
Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

(214) 979-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
SAILSM (Stakeholder Aligned Initial Listing) securities, each consisting of one share of Class A Common Stock, $0.0001 par value, and one-fourth of one redeemable warrant	CBAH.U	New York Stock Exchange
Class A Common Stock included as part of the SAILSM securities	CBAH	New York Stock Exchange
Warrants included as part of the SAILSM securities, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.00	CBAH WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CBRE Acquisition Holdings, Inc. (the “CBAH” or the “Company”) previously announced its planned business combination with Altus Power, Inc. (“Altus”).

Item 8.01. Other Events

On August 25, 2021, Altus acquired a 79 megawatt portfolio of solar projects operating across seven U.S. states from private equity funds managed by True Green Capital Management, LLC. The portfolio of projects acquired by Altus (the “True Green Entities”) were held by TGCOP HoldCo, LLC.

As Exhibit 99.1 hereto CBAH is filing the audited financial statements of TGCOP HoldCo, LLC for the year ended December 31, 2020. As Exhibit 99.2 hereto CBAH is filing the unaudited financial statements of TGCOP HoldCo, LLC for the six months ended June 30, 2021. As Exhibit 99.3 hereto CBAH is filing the unaudited pro forma condensed combined financial information of the Company, Altus, the Solar Project Companies (as defined in the Registration Statement (as defined below)), and the True Green Entities, as adjusted to give effect to the Business Combination (as defined below), the Solar Acquisition (as defined in the Registration Statement), the acquisition of the True Green Entities by Altus, and related transactions as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020 (the “pro forma financial information”). Included in the financial statements of TGCOP HoldCo, LLC are certain solar asset portfolios and solar panel inventory which were not acquired by Altus. The private equity funds of True Green Capital Management, LLC have qualified as investment companies pursuant to Accounting Standards Codification Topic 946, Financial Services—Investment Companies, and as a result, the financial statements for the True Green Entities are presented using specialized accounting methods applicable to investment companies. In accordance with investment-company accounting methods, the investments of the True Green Entities are reflected at fair value as opposed to historical cost less accumulated depreciation and impairments, if any. In addition, the True Green Entities’ statements of operations do not reflect revenues, expenses or other income from operations underlying the investments. Instead, the statements of operations reflect the change in fair value of the True Green Entities’ investments, whether realized or unrealized. Distributions from investments are recorded as dividend income when the distribution is from estimated taxable earnings and profits and as a return of capital when the distribution is in excess of estimated taxable earnings and profits. As the True Green Entities acquired by Altus will no longer be held by funds that qualify for investment-company accounting, the solar projects following the acquisition of the True Green Entities will be accounted for using accounting policies and methods consistent with that of Altus.

The pro forma financial information included in this Current Report on Form 8-K has been presented for informational purposes only. It does not purport to represent the actual results of operations that CBAH, Altus, the Solar Project Companies and the True Green Entities would have achieved had CBAH, Altus, the Solar Project Companies and the True Green Entities been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that may be achieved following Altus’s acquisition of the True Green Entities.

The purpose of this Current Report on Form 8-K is to, among other things, file the pro forma financial information and the financial statements of TGCOP HoldCo, LLC discussed above, and to allow such financial information to be incorporated by reference into the Company’s registration statements filed with the Securities and Exchange Commission.

Additional Information

In connection with the Business Combination (as defined below), CBAH filed with the Securities and Exchange Commission (the “SEC”) on November 5, 2021, a definitive proxy statement for the stockholders of CBAH that also constitutes a prospectus with respect to the shares of CBAH common stock to be offered and sold to the stockholders of Altus. CBAH has also filed registration statement on Form S-4 (the “Registration Statement”) relating to the Business Combination that was declared effective by the SEC on November 5, 2021. CBAH urges investors, stockholders and other interested persons to read the proxy statement/prospectus as well as other documents filed with the SEC because these documents will contain important information about CBAH, Altus and the Business Combination. The definitive proxy statement/prospectus has been mailed to stockholders of CBAH as of the record date for voting on the Business Combination. Stockholders are also be able to obtain a copy of the proxy statement/prospectus, without charge by directing a request to: CBRE Acquisition Holdings, Inc., 2100 McKinney Avenue, Suite 1250, Dallas, TX 75201. The definitive proxy statement/prospectus can also be obtained, without charge, at the SEC’s website (www.sec.gov).

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the planned business combination between Altus and CBAH (the “Business Combination”) and the other transactions contemplated by the business combination agreement entered into by Altus and CBAH (the “Business Combination Agreement”) and shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

CBAH, Altus and certain of their respective directors and officers may be deemed participants in the solicitation of proxies of CBAH’s stockholders with respect to the approval of the Business Combination. CBAH and Altus urge investors, stockholders and other interested persons to read the Registration Statement and the definitive proxy statement/prospectus and exhibits thereto, as well as other documents filed with the SEC in connection with the Business Combination, as these materials will contain important information about Altus, CBAH and the Business Combination. Information regarding CBAH’s directors and officers and a description of their interests in CBAH is contained in the Registration Statement and the definitive proxy statement/prospectus.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of TGCOP HoldCo, LLC for the year ended December 31, 2020, and the notes to such financial statements, are filed hereto as Exhibit 99.1. The unaudited financial statements of TGCOP HoldCo, LLC for the six months ended June 30, 2021, and the notes to such financial statements, are filed as Exhibit 99.2 hereto.

(b) Pro forma financial information.

The pro forma financial information, and the notes to the pro forma financial information, all giving effect to the acquisition by Altus of the True Green Entities, are filed herewith as Exhibit 99.3.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of KPMG LLP

99.1	Audited financial statements of TGCOP HoldCo, LLC for the year ended December 31, 2020, and the accompanying notes thereto.

99.2	Unaudited Financial Statements of TGCOP HoldCo, LLC for the six months ended June 30, 2021, and the accompanying notes thereto.

99.3	Unaudited Pro Forma Condensed Combined Financial Information of CBRE Acquisition Holdings, Inc., Altus Power, Inc., the Solar Project Companies, and the True Green Entities as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020, and the accompanying notes thereto.

104	The cover page from this Current Report on Form 8-K, formatted in iXBRL (Inline Extensible Business Reporting Language).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 10, 2021

CBRE ACQUISITION HOLDINGS, INC.

By:	/s/ Cash J. Smith
Name:	Cash J. Smith
Title:	Chief Financial Officer